Exhibit 99.1

NEWS RELEASE
Investor Contact:
Teresa Gutierrez, Senior Vice President, Director of Investor Relations
920-491-7059
Media Contact:
Jennifer Kaminski, Vice President, Manager of Public Relations
920-491-7576

Associated Banc-Corp Reports Third Quarter Earnings of $0.34 per share
Record deposits and capital markets revenues contribute to bottom line growth

GREEN BAY, Wis. -- October 20, 2016 -- Associated Banc-Corp (NYSE: ASB) today reported net income available to common equity of $52 million, or $0.34 per common share, for the quarter ended September 30, 2016. This compares to net income available to common equity of $47 million, or $0.31 per common share, for both the quarters ended June 30, 2016 and September 30, 2015.

“In the third quarter, we reached record deposit levels. We saw significant seasonal deposit inflows and we are particularly pleased with double-digit year over year growth in demand deposits. Average loans continued to grow and we remain on track to meet our 2016 loan guidance. Mortgage banking activity and record capital markets revenues drove noninterest income higher in the third quarter, which more than offset seasonally lower insurance commissions and additional loan loss provisions,” said President and CEO Philip B. Flynn.

THIRD QUARTER SUMMARY

•	Average loans of $20.1 billion increased $411 million, or 2% from the second quarter

•	Total commercial lending grew 10% year over year

•	Average deposits of $21.4 billion increased $1.1 billion, or 5% from the second quarter

•	Noninterest-bearing demand deposits grew 13% year over year

•	Net interest income of $179 million was up $2 million, or 1% from the second quarter

•	Net interest income grew 5% year over year

•	Net interest margin of 2.77%, down from 2.81% in the second quarter

•	Net interest margin was down 5 basis points year over year

•	Provision for credit losses of $21 million was up $7 million from the second quarter

•	Noninterest income of $95 million was up $13 million, or 16% from the second quarter

•	Noninterest expense of $175 million was up $1 million, or 1% from the second quarter

•	Return on average common equity Tier 1 (CET1) was 10.5%, up from 9.9% in the second quarter

•	Total dividends per common share of $0.11 were up 10% from the year ago quarter

•	Capital ratios remain strong with a CET1 ratio of 9.3% at quarter end, compared to 9.2% at prior quarter end

THIRD QUARTER RESULTS

Loans
Third quarter average loans of $20.1 billion increased $411 million, or 2% from the second quarter, and have increased $1.6 billion, or 9% from the year ago quarter.
With respect to third quarter average balances,

•	Commercial real estate lending grew $202 million, or 4% from the second quarter to $4.9 billion. Commercial real estate lending has increased $595 million, or 14% from the year ago quarter.

•	Consumer lending grew $106 million, net of $239 million of portfolio loan sales, or 1% from the second quarter to $7.6 billion, and has increased $517 million, or 7% from the year ago quarter.

•
Commercial and business lending grew $103 million, or 1% from the second quarter to $7.6 billion, with growth driven by mortgage warehouse and power and utilities. Commercial and business lending has increased $488 million, or 7% from the year ago quarter.

Deposits
Third quarter average deposits of $21.4 billion increased $1.1 billion, or 5% from the second quarter, and have increased $1.1 billion, or 5% from the year ago quarter.
With respect to third quarter average balances,

•	Interest-bearing demand deposits grew $511 million, or 14% from the second quarter to $4.2 billion, and have grown $952 million, or 30% from the year ago quarter.

•	Noninterest-bearing demand deposits grew $192 million, or 4% from the second quarter to $5.2 billion, and have grown $588 million, or 13% from the year ago quarter.

•
Savings and time deposits increased modestly from the second quarter. Savings deposits have grown $91 million, or 7% from the year ago quarter. Time deposits have decreased $71 million, or 4% from the year ago quarter.

•	Money market deposits grew $396 million, or 5% from the second quarter to $9.1 billion, but have decreased $449 million, or 5% from the year ago quarter as we continue to optimize our funding costs.

Net Interest Income and Net Interest Margin
Third quarter net interest income of $179 million was up $2 million, or 1% from the second quarter, and was up $8 million, or 5% from the year ago quarter. Third quarter net interest margin of 2.77% was 5 basis points lower than the year ago quarter.

•	Interest and fees on loans increased $4 million, or 3% from the second quarter. The total loan yield of 3.35% was unchanged from the second quarter.

•	Interest expense on deposits increased $1 million, or 12% from the second quarter. Total deposits costs, including the benefit of free funds, were essentially unchanged from the second quarter.

•	The yields on investment securities declined from the second quarter, and accounted for the majority of the margin compression.

Noninterest Income
Third quarter total noninterest income of $95 million was up $13 million, or 16% from the second quarter, and was up $15 million, or 19% from the year ago quarter.

•
Mortgage banking income increased $14 million to $18 million for the quarter. The Company benefitted from higher volumes of mortgage loans originated for sale during the quarter, and recorded a $2 million positive fair value mark on its loan pipeline at quarter end. Portfolio loan sales generated $9 million of gross gains during the quarter.

•	Capital market fees increased $3 million to $7 million for the quarter on higher derivative and syndication activity.

•
Fee-based revenue decreased $2 million from the second quarter due to seasonally lower insurance commissions. All other fee-based revenue categories were higher in the third quarter, including service charges on deposit accounts, trust service fees, card-based and other nondeposit fees, and brokerage and annuity commissions.

•
All other noninterest income categories, collectively, decreased $2 million from the second quarter, primarily attributable to lower investment securities gains. The Company did not engage in further restructuring of its investment portfolio during the third quarter.

Noninterest Expense
Third quarter total noninterest expense of $175 million was up $1 million, or 1% from the second quarter, and was up $4 million, or 2% from the year ago quarter.

•	Personnel expense increased $2 million from the second quarter and included $1 million of severance.

•	Occupancy expense increased from the second quarter, due to a $2 million lease termination charge related to planned consolidation of office space in Chicago.

•	All other noninterest expense categories, collectively, decreased $3 million from the prior quarter primarily related to lower business development and advertising expense.

Taxes
Third quarter income tax expense was $24 million with an effective tax rate of 31%, compared to $21 million and 30% in the second quarter, and $22 million and 30% in the year ago quarter.

Credit
The provision for credit losses was $21 million in the third quarter, up $7 million from the prior quarter, with the increase primarily attributable to the Company’s oil and gas portfolio.

•	Nonaccrual loans of $290 million were up $7 million from the second quarter. The nonaccrual loans to total loans ratio was 1.46% in the third quarter, compared to 1.43% in the prior quarter.

•
Net charge offs of $18 million were down $2 million from the second quarter. Net charge offs in the third quarter were primarily attributable to oil and gas related charge offs of $22 million, which were partially offset by recoveries in the commercial portfolio.

•	Potential problem loans of $441 million were down $16 million from the second quarter.

•
The allowance for loan losses of $270 million was up $2 million from the second quarter. The allowance for loan losses to total loans was 1.36% in the third quarter, compared to 1.35% in the second quarter.

•
The allowance related to the oil and gas portfolio was $38 million, compared to $42 million at June 30, 2016, and $29 million at September 30, 2015. The allowance on this portfolio reflects year to date net charge offs of $53 million. The allowance represented 5.5% of total oil and gas loans at September 30, 2016, compared to 5.6% at June 30, 2016, and 3.8% at September 30, 2015.

Capital
The Company’s capital position remains strong, with a common equity Tier 1 ratio of 9.3% at September 30, 2016. The Company’s capital ratios continue to be in excess of the Basel III “well-capitalized” regulatory benchmarks on a fully phased in basis.

THIRD QUARTER 2016 EARNINGS RELEASE CONFERENCE CALL
The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, October 20, 2016. Interested parties can access the live webcast of the call through the Investor Relations section of the Company's website, http://investor.associatedbank.com. Parties may also dial into the call at 877-407-8037 (domestic) or 201-689-8037 (international) and request the Associated Banc-Corp third quarter 2016 earnings call. The third quarter 2016 financial tables and an accompanying slide presentation will be available on the Company's website just prior to the call. An audio archive of the webcast will be available on the Company's website approximately fifteen minutes after the call is over.

ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp (NYSE: ASB) has total assets of $29 billion and is one of the top 50 publicly traded U.S. bank holding companies. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from over 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio, and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS
Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook,” or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

NON-GAAP FINANCIAL MEASURES
This press release contains references to measures which are not defined in generally accepted accounting principles (“GAAP”). Information concerning these non-GAAP financial measures can be found in the financial tables.
# # #

Associated Banc-Corp Consolidated Balance Sheets (Unaudited)
(in thousands)	Sep 30, 2016	Jun 30, 2016	Seql Qtr $ Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr $ Change
Assets
Cash and due from banks	$356,047	$333,000	$23,047	$287,183	$374,921	$303,701	$52,346
Interest-bearing deposits in other financial institutions	240,010	131,680	108,330	68,025	79,764	70,023	169,987
Federal funds sold and securities purchased under agreements to resell	14,250	13,200	1,050	20,200	19,000	36,490	(22,240)
Investment securities held to maturity, at amortized cost	1,253,494	1,236,140	17,354	1,176,821	1,168,230	604,799	648,695
Investment securities available for sale, at fair value	4,846,088	4,801,766	44,322	4,905,841	4,967,414	5,403,656	(557,568)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	140,215	194,501	(54,286)	181,853	147,240	160,871	(20,656)
Loans held for sale	230,795	284,376	(53,581)	128,339	124,915	105,144	125,651
Loans	19,844,005	19,815,286	28,719	19,227,240	18,714,343	18,524,773	1,319,232
Allowance for loan losses	(269,540)	(267,780)	(1,760)	(277,370)	(274,264)	(262,536)	(7,004)
Loans, net	19,574,465	19,547,506	26,959	18,949,870	18,440,079	18,262,237	1,312,228
Premises and equipment, net	329,726	331,427	(1,701)	331,711	267,606	271,119	58,607
Goodwill	971,951	971,951	—	971,951	968,844	968,844	3,107
Mortgage servicing rights, net	58,414	57,474	940	59,414	61,341	61,402	(2,988)
Other intangible assets, net	15,902	16,427	(525)	16,966	16,458	16,978	(1,076)
Trading assets	60,780	77,112	(16,332)	53,087	32,192	43,752	17,028
Other assets	1,060,627	1,042,139	18,488	1,027,606	1,043,831	1,154,750	(94,123)
Total assets	$29,152,764	$29,038,699	$114,065	$28,178,867	$27,711,835	$27,463,766	$1,688,998
Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$5,337,677	$5,039,336	$298,341	$5,272,685	$5,562,466	$4,657,261	$680,416
Interest-bearing deposits	16,410,035	15,253,514	1,156,521	15,412,775	15,445,199	15,901,134	508,901
Total deposits	21,747,712	20,292,850	1,454,862	20,685,460	21,007,665	20,558,395	1,189,317
Federal funds purchased and securities sold under agreements to repurchase	698,772	509,150	189,622	583,247	431,438	702,569	(3,797)
Other short-term funding	541,321	1,402,407	(861,086)	834,161	402,978	319,766	221,555
Long-term funding	2,761,635	3,511,475	(749,840)	2,861,316	2,676,164	2,676,065	85,570
Trading liabilities	62,301	79,466	(17,165)	55,223	33,430	45,817	16,484
Accrued expenses and other liabilities	243,908	213,204	30,704	176,962	222,914	207,357	36,551
Total liabilities	26,055,649	26,008,552	47,097	25,196,369	24,774,589	24,509,969	1,545,680
Stockholders’ Equity
Preferred equity	159,929	120,201	39,728	120,347	121,379	121,379	38,550
Common equity:
Common stock	1,630	1,630	—	1,630	1,642	1,642	(12)
Surplus	1,459,161	1,453,285	5,876	1,447,368	1,458,522	1,455,034	4,127
Retained earnings	1,662,778	1,629,915	32,863	1,599,835	1,593,239	1,570,199	92,579
Accumulated other comprehensive income (loss)	(1,254)	13,453	(14,707)	2,167	(32,616)	15,376	(16,630)
Treasury stock, at cost	(185,129)	(188,337)	3,208	(188,849)	(204,920)	(209,833)	24,704
Total common equity	2,937,186	2,909,946	27,240	2,862,151	2,815,867	2,832,418	104,768
Total stockholders’ equity	3,097,115	3,030,147	66,968	2,982,498	2,937,246	2,953,797	143,318
Total liabilities and stockholders’ equity	$29,152,764	$29,038,699	$114,065	$28,178,867	$27,711,835	$27,463,766	$1,688,998

Associated Banc-Corp Consolidated Statements of Income (Unaudited)

			Comp Qtr		YTD	YTD	Comp YTD
(in thousands, except per share data)	3Q16	3Q15	$ Change	% Change	Sep 2016	Sep 2015	$ Change	% Change
Interest Income
Interest and fees on loans	$167,350	$155,663	$11,687	8%	$490,065	$460,025	$30,040	7%
Interest and dividends on investment securities:
Taxable	22,948	24,937	(1,989)	(8)%	72,734	73,897	(1,163)	(2)%
Tax-exempt	8,141	7,917	224	3%	23,865	23,369	496	2%
Other interest	1,064	1,489	(425)	(29)%	3,449	4,952	(1,503)	(30)%
Total interest income	199,503	190,006	9,497	5%	590,113	562,243	27,870	5%
Interest Expense
Interest on deposits	13,118	8,521	4,597	54%	36,562	24,281	12,281	51%
Interest on Federal funds purchased and securities sold under agreements to repurchase	326	248	78	31%	1,000	714	286	40%
Interest on other short-term funding	296	83	213	257%	1,656	279	1,377	494%
Interest on long-term funding	7,229	10,645	(3,416)	(32)%	23,657	32,159	(8,502)	(26)%
Total interest expense	20,969	19,497	1,472	8%	62,875	57,433	5,442	9%
Net Interest Income	178,534	170,509	8,025	5%	527,238	504,810	22,428	4%
Provision for credit losses	21,000	8,000	13,000	163%	55,000	17,500	37,500	214%
Net interest income after provision for credit losses	157,534	162,509	(4,975)	(3)%	472,238	487,310	(15,072)	(3)%
Noninterest Income
Trust service fees	11,700	12,273	(573)	(5)%	34,656	36,875	(2,219)	(6)%
Service charges on deposit accounts	17,445	17,385	60	—%	50,162	48,894	1,268	3%
Card-based and other nondeposit fees	12,777	12,618	159	1%	37,485	38,631	(1,146)	(3)%
Insurance commissions	19,431	17,561	1,870	11%	62,818	57,366	5,452	10%
Brokerage and annuity commissions	4,155	3,809	346	9%	12,047	11,684	363	3%
Mortgage banking, net	18,291	6,643	11,648	175%	26,562	23,992	2,570	11%
Capital market fees, net	7,012	2,170	4,842	223%	14,343	7,329	7,014	96%
Bank owned life insurance income	3,290	2,448	842	34%	11,033	7,704	3,329	43%
Asset gains (losses), net	(1,034)	244	(1,278)	(524)%	(853)	2,931	(3,784)	(129)%
Investment securities gains (losses), net	(13)	2,796	(2,809)	(100)%	6,201	4,038	2,163	54%
Other	2,180	2,118	62	3%	6,140	6,916	(776)	(11)%
Total noninterest income	95,234	80,065	15,169	19%	260,594	246,360	14,234	6%
Noninterest Expense
Personnel expense	103,819	101,134	2,685	3%	307,346	304,272	3,074	1%
Occupancy	15,362	14,187	1,175	8%	42,379	46,178	(3,799)	(8)%
Equipment	5,319	6,003	(684)	(11)%	16,161	17,514	(1,353)	(8)%
Technology	14,173	14,748	(575)	(4)%	42,887	46,660	(3,773)	(8)%
Business development and advertising	5,251	5,964	(713)	(12)%	20,053	18,120	1,933	11%
Other intangible amortization	525	885	(360)	(41)%	1,568	2,574	(1,006)	(39)%
Loan expense	3,535	3,305	230	7%	10,198	9,982	216	2%
Legal and professional fees	4,804	4,207	597	14%	14,685	13,089	1,596	12%
Foreclosure / OREO expense, net	960	645	315	49%	4,167	3,071	1,096	36%
FDIC expense	9,000	6,000	3,000	50%	25,500	18,500	7,000	38%
Other	12,566	14,507	(1,941)	(13)%	38,701	42,394	(3,693)	(9)%
Total noninterest expense	175,314	171,585	3,729	2%	523,645	522,354	1,291	—%
Income before income taxes	77,454	70,989	6,465	9%	209,187	211,316	(2,129)	(1)%
Income tax expense	23,638	21,551	2,087	10%	63,746	65,806	(2,060)	(3)%
Net income	53,816	49,438	4,378	9%	145,441	145,510	(69)	—%
Preferred stock dividends	2,188	2,184	4	—%	6,555	4,957	1,598	32%
Net income available to common equity	$51,628	$47,254	$4,374	9%	$138,886	$140,553	$(1,667)	(1)%
Earnings Per Common Share:
Basic	$0.34	$0.31	$0.03	10%	$0.92	$0.93	$(0.01)	(1)%
Diluted	$0.34	$0.31	$0.03	10%	$0.92	$0.92	$—	—%
Average Common Shares Outstanding:
Basic	148,708	148,614	94	—%	148,607	149,524	(917)	(1)%
Diluted	149,973	149,799	174	—%	149,645	150,704	(1,059)	(1)%

Associated Banc-Corp Consolidated Statements of Income (Unaudited)—Quarterly Trend
			Seql Qtr					Comp Qtr
(in thousands, except per share data)	3Q16	2Q16	$ Change	% Change	1Q16	4Q15	3Q15	$ Change	% Change
Interest Income
Interest and fees on loans	$167,350	$163,059	$4,291	3%	$159,656	$155,602	$155,663	$11,687	8%
Interest and dividends on investment securities:
Taxable	22,948	24,270	(1,322)	(5)%	25,516	26,395	24,937	(1,989)	(8)%
Tax-exempt	8,141	7,894	247	3%	7,830	7,783	7,917	224	3%
Other interest	1,064	1,318	(254)	(19)%	1,067	1,639	1,489	(425)	(29)%
Total interest income	199,503	196,541	2,962	2%	194,069	191,419	190,006	9,497	5%
Interest Expense
Interest on deposits	13,118	11,678	1,440	12%	11,766	8,844	8,521	4,597	54%
Interest on Federal funds purchased and securities sold under agreements to repurchase	326	378	(52)	(14)%	296	229	248	78	31%
Interest on other short-term funding	296	845	(549)	(65)%	515	186	83	213	257%
Interest on long-term funding	7,229	6,923	306	4%	9,505	10,692	10,645	(3,416)	(32)%
Total interest expense	20,969	19,824	1,145	6%	22,082	19,951	19,497	1,472	8%
Net Interest Income	178,534	176,717	1,817	1%	171,987	171,468	170,509	8,025	5%
Provision for credit losses	21,000	14,000	7,000	50%	20,000	20,000	8,000	13,000	163%
Net interest income after provision for credit losses	157,534	162,717	(5,183)	(3)%	151,987	151,468	162,509	(4,975)	(3)%
Noninterest Income
Trust service fees	11,700	11,509	191	2%	11,447	11,965	12,273	(573)	(5)%
Service charges on deposit accounts	17,445	16,444	1,001	6%	16,273	16,577	17,385	60	—%
Card-based and other nondeposit fees	12,777	12,717	60	—%	11,991	12,694	12,618	159	1%
Insurance commissions	19,431	22,005	(2,574)	(12)%	21,382	17,997	17,561	1,870	11%
Brokerage and annuity commissions	4,155	4,098	57	1%	3,794	3,694	3,809	346	9%
Mortgage banking, net	18,291	4,067	14,224	350%	4,204	8,271	6,643	11,648	175%
Capital market fees, net	7,012	3,793	3,219	85%	3,538	3,423	2,170	4,842	223%
Bank owned life insurance income	3,290	2,973	317	11%	4,770	2,092	2,448	842	34%
Asset gains (losses), net	(1,034)	(343)	(691)	201%	524	(391)	244	(1,278)	(524)%
Investment securities gains (losses), net	(13)	3,116	(3,129)	(100)%	3,098	4,095	2,796	(2,809)	(100)%
Other	2,180	1,789	391	22%	2,171	2,580	2,118	62	3%
Total noninterest income	95,234	82,168	13,066	16%	83,192	82,997	80,065	15,169	19%
Noninterest Expense
Personnel expense	103,819	102,129	1,690	2%	101,398	100,469	101,134	2,685	3%
Occupancy	15,362	13,215	2,147	16%	13,802	14,718	14,187	1,175	8%
Equipment	5,319	5,396	(77)	(1)%	5,446	5,695	6,003	(684)	(11)%
Technology	14,173	14,450	(277)	(2)%	14,264	13,953	14,748	(575)	(4)%
Business development and advertising	5,251	6,591	(1,340)	(20)%	8,211	7,652	5,964	(713)	(12)%
Other intangible amortization	525	539	(14)	(3)%	504	520	885	(360)	(41)%
Loan expense	3,535	3,442	93	3%	3,221	4,120	3,305	230	7%
Legal and professional fees	4,804	4,856	(52)	(1)%	5,025	3,963	4,207	597	14%
Foreclosure / OREO expense, net	960	1,330	(370)	(28)%	1,877	2,371	645	315	49%
FDIC expense	9,000	8,750	250	3%	7,750	7,500	6,000	3,000	50%
Other	12,566	13,662	(1,096)	(8)%	12,473	15,032	14,507	(1,941)	(13)%
Total noninterest expense	175,314	174,360	954	1%	173,971	175,993	171,585	3,729	2%
Income before income taxes	77,454	70,525	6,929	10%	61,208	58,472	70,989	6,465	9%
Income tax expense	23,638	21,434	2,204	10%	18,674	15,681	21,551	2,087	10%
Net income	53,816	49,091	4,725	10%	42,534	42,791	49,438	4,378	9%
Preferred stock dividends	2,188	2,169	19	1%	2,198	2,198	2,184	4	—%
Net income available to common equity	$51,628	$46,922	$4,706	10%	$40,336	$40,593	$47,254	$4,374	9%
Earnings Per Common Share:
Basic	$0.34	$0.31	$0.03	10%	$0.27	$0.27	$0.31	$0.03	10%
Diluted	$0.34	$0.31	$0.03	10%	$0.27	$0.27	$0.31	$0.03	10%
Average Common Shares Outstanding:
Basic	148,708	148,511	197	—%	148,601	148,834	148,614	94	—%
Diluted	149,973	149,530	443	—%	149,454	150,163	149,799	174	—%

Associated Banc-Corp Selected Quarterly Information
($ in millions, except share and per share, full time equivalent employee data and branch count)	YTD Sep 2016	YTD Sep 2015	3Q16	2Q16	1Q16	4Q15	3Q15
Per Common Share Data
Dividends	$0.33	$0.30	$0.11	$0.11	$0.11	$0.11	$0.10
Market value:
High	19.91	20.84	19.91	18.84	18.79	20.61	20.55
Low	15.48	16.62	16.49	15.84	15.48	17.98	17.17
Close	19.59	17.97	19.59	17.15	17.94	18.75	17.97
Book value	19.42	18.77	19.42	19.27	18.96	18.62	18.77
Tangible book value / share	$12.89	$12.23	$12.89	$12.72	$12.41	$12.10	$12.23
Performance Ratios (annualized)
Return on average assets	0.68%	0.72%	0.74%	0.69%	0.62%	0.62%	0.72%
Effective tax rate	30.47%	31.14%	30.52%	30.39%	30.51%	26.82%	30.36%
Dividend payout ratio(1)	35.87%	32.26%	32.35%	35.48%	40.74%	40.74%	32.26%
Selected Trend Information
Average full time equivalent employees	4,422	4,436	4,477	4,415	4,374	4,378	4,421
Branch count			217	215	215	215	225
Trust assets under management, at market value			$8,179	$7,944	$7,844	$7,729	$7,626
Mortgage loans originated for sale during period	$984	$911	$466	$324	$194	$317	$292
Mortgage portfolio serviced for others			$8,011	$7,776	$7,877	$7,915	$7,907
Mortgage servicing rights, net / mortgage portfolio serviced for others			0.73%	0.74%	0.75%	0.77%	0.78%
Shares outstanding, end of period			151,243	151,036	150,994	151,239	150,928
Selected Quarterly Ratios
Loans / deposits			91.25%	97.65%	92.95%	89.08%	90.11%
Stockholders’ equity / assets			10.62%	10.43%	10.58%	10.60%	10.76%
Risk-based Capital (2) (3)
Total risk-weighted assets			$21,268	$21,168	$20,454	$19,930	$19,866
Common equity Tier 1			$1,984	$1,941	$1,903	$1,898	$1,865
Common equity Tier 1 capital ratio			9.33%	9.17%	9.30%	9.52%	9.39%
Tier 1 capital ratio			10.08%	9.73%	9.88%	10.12%	9.98%
Total capital ratio			12.50%	12.16%	12.35%	12.62%	12.49%
Tier 1 leverage ratio			7.66%	7.43%	7.55%	7.60%	7.53%

(1)	Ratio is based upon basic earnings per common share.

(2)
The Federal Reserve establishes regulatory capital requirements, including well-capitalized standards for the Corporation. The regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions.

(3)	September 30, 2016 data is estimated.

Associated Banc-Corp Selected Asset Quality Information
(in thousands)	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Allowance for Loan Losses
Balance at beginning of period	$267,780	$277,370	(3)%	$274,264	$262,536	$261,538	2%
Provision for loan losses	20,000	11,000	82%	20,000	19,500	9,000	122%
Charge offs	(28,964)	(24,621)	18%	(21,245)	(12,741)	(11,732)	147%
Recoveries	10,724	4,031	166%	4,351	4,969	3,730	188%
Net charge offs	(18,240)	(20,590)	(11)%	(16,894)	(7,772)	(8,002)	128%
Balance at end of period	$269,540	$267,780	1%	$277,370	$274,264	$262,536	3%
Allowance for Unfunded Commitments
Balance at beginning of period	$27,400	$24,400	12%	$24,400	$23,900	$24,900	10%
Provision for unfunded commitments	1,000	3,000	(67)%	—	500	(1,000)	(200)%
Balance at end of period	$28,400	$27,400	4%	$24,400	$24,400	$23,900	19%
Allowance for credit losses	$297,940	$295,180	1%	$301,770	$298,664	$286,436	4%
Provision for credit losses	$21,000	$14,000	50%	$20,000	$20,000	$8,000	163%
Net Charge Offs	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Commercial and industrial	$(16,407)	$(18,564)	(12)%	$(14,936)	$(4,586)	$(4,709)	248%
Commercial real estate—owner occupied	(154)	(20)	670%	(43)	(291)	504	(131)%
Commercial and business lending	(16,561)	(18,584)	(11)%	(14,979)	(4,877)	(4,205)	294%
Commercial real estate—investor	(564)	(560)	1%	1,239	(665)	(496)	14%
Real estate construction	(22)	(219)	(90)%	(28)	140	(38)	(42)%
Commercial real estate lending	(586)	(779)	(25)%	1,211	(525)	(534)	10%
Total commercial	(17,147)	(19,363)	(11)%	(13,768)	(5,402)	(4,739)	262%
Residential mortgage	(540)	(757)	(29)%	(1,232)	(714)	(1,562)	(65)%
Home equity revolving lines of credit	36	275	(87)%	(902)	(294)	(533)	(107)%
Home equity loans junior liens	89	42	112%	(244)	(623)	(358)	(125)%
Home equity	125	317	(61)%	(1,146)	(917)	(891)	(114)%
Other consumer	(678)	(787)	(14)%	(748)	(739)	(810)	(16)%
Total consumer	(1,093)	(1,227)	(11)%	(3,126)	(2,370)	(3,263)	(67)%
Total net charge offs	$(18,240)	$(20,590)	(11)%	$(16,894)	$(7,772)	$(8,002)	128%
Net Charge Offs to Average Loans (in basis points) *	Sep 30, 2016	Jun 30, 2016		Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Commercial and industrial	(98)	(114)		(97)	(31)	(31)
Commercial real estate—owner occupied	(7)	(1)		(2)	(12)	21
Commercial and business lending	(87)	(100)		(85)	(28)	(24)
Commercial real estate—investor	(6)	(7)		15	(8)	(6)
Real estate construction	(1)	(7)		(1)	5	(1)
Commercial real estate lending	(5)	(7)		11	(5)	(5)
Total commercial	(55)	(64)		(48)	(19)	(17)
Residential mortgage	(3)	(5)		(8)	(5)	(11)
Home equity revolving lines of credit	2	13		(41)	(13)	(24)
Home equity loans junior liens	34	15		(83)	(195)	(104)
Home equity	5	13		(46)	(36)	(35)
Other consumer	(67)	(78)		(72)	(69)	(75)
Total consumer	(6)	(7)		(17)	(13)	(18)
Total net charge offs	(36)	(42)		(36)	(17)	(17)
Credit Quality	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Nonaccrual loans	$289,911	$282,602	3%	$286,395	$178,258	$147,454	97%
Other real estate owned (OREO)	14,499	13,669	6%	16,056	14,569	13,740	6%
Total nonperforming assets	$304,410	$296,271	3%	$302,451	$192,827	$161,194	89%
Loans 90 or more days past due and still accruing	$1,511	$1,494	1%	$1,629	$1,648	$1,484	2%
Allowance for loan losses to loans	1.36%	1.35%		1.44%	1.47%	1.42%
Allowance for loan losses to nonaccrual loans	92.97%	94.76%		96.85%	153.86%	178.05%
Nonaccrual loans to total loans	1.46%	1.43%		1.49%	0.95%	0.80%
Nonperforming assets to total loans plus OREO	1.53%	1.49%		1.57%	1.03%	0.87%
Nonperforming assets to total assets	1.04%	1.02%		1.07%	0.70%	0.59%
Year-to-date net charge offs to average loans *	0.38%	0.39%		0.36%	0.16%	0.16%
* Annualized

Associated Banc-Corp Selected Asset Quality Information (continued)
(in thousands)	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Nonaccrual loans
Commercial and industrial	$205,902	$193,439	6%	$197,115	$93,575	$60,184	242%
Commercial real estate—owner occupied	6,995	9,635	(27)%	9,443	8,049	13,368	(48)%
Commercial and business lending	212,897	203,074	5%	206,558	101,624	73,552	189%
Commercial real estate—investor	8,028	11,528	(30)%	12,330	8,643	6,921	16%
Real estate construction	864	957	(10)%	840	940	997	(13)%
Commercial real estate lending	8,892	12,485	(29)%	13,170	9,583	7,918	12%
Total commercial	221,789	215,559	3%	219,728	111,207	81,470	172%
Residential mortgage	53,475	52,300	2%	52,212	51,482	51,957	3%
Home equity revolving lines of credit	9,462	8,797	8%	8,822	9,917	8,060	17%
Home equity loans junior liens	4,885	5,566	(12)%	5,250	5,327	5,581	(12)%
Home equity	14,347	14,363	—%	14,072	15,244	13,641	5%
Other consumer	300	380	(21)%	383	325	386	(22)%
Total consumer	68,122	67,043	2%	66,667	67,051	65,984	3%
Total nonaccrual loans	$289,911	$282,602	3%	$286,395	$178,258	$147,454	97%

Restructured loans (accruing)	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Commercial and industrial	$30,248	$29,179	4%	$28,908	$29,293	$28,598	6%
Commercial real estate—owner occupied	7,445	7,509	(1)%	7,693	7,877	7,343	1%
Commercial and business lending	37,693	36,688	3%	36,601	37,170	35,941	5%
Commercial real estate—investor	15,352	20,191	(24)%	20,993	21,915	18,580	(17)%
Real estate construction	365	372	(2)%	386	510	485	(25)%
Commercial real estate lending	15,717	20,563	(24)%	21,379	22,425	19,065	(18)%
Total commercial	53,410	57,251	(7)%	57,980	59,595	55,006	(3)%
Residential mortgage	18,049	18,314	(1)%	19,807	19,870	20,054	(10)%
Home equity revolving lines of credit	585	576	2%	1,377	1,332	1,121	(48)%
Home equity loans junior liens	7,100	6,379	11%	5,540	5,737	5,824	22%
Home equity	7,685	6,955	10%	6,917	7,069	6,945	11%
Other consumer	926	906	2%	893	829	804	15%
Total consumer	26,660	26,175	2%	27,617	27,768	27,803	(4)%
Total restructured loans (accruing)	$80,070	$83,426	(4)%	$85,597	$87,363	$82,809	(3)%
Restructured loans included in nonaccrual loans (not included with restructed loans (accruing))	$31,758	$34,841	(9)%	$35,232	$37,684	$36,583	(13)%

Accruing Loans 30-89 Days Past Due	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Commercial and industrial	$950	$2,124	(55)%	$2,901	$1,011	$3,296	(71)%
Commercial real estate—owner occupied	869	193	350%	520	7,142	2,018	(57)%
Commercial and business lending	1,819	2,317	(21)%	3,421	8,153	5,314	(66)%
Commercial real estate—investor	630	2,715	(77)%	1,072	291	1,218	(48)%
Real estate construction	402	524	(23)%	415	296	373	8%
Commercial real estate lending	1,032	3,239	(68)%	1,487	587	1,591	(35)%
Total commercial	2,851	5,556	(49)%	4,908	8,740	6,905	(59)%
Residential mortgage	6,697	7,382	(9)%	3,594	4,930	4,811	39%
Home equity revolving lines of credit	4,137	6,075	(32)%	3,582	5,559	6,142	(33)%
Home equity loans junior liens	1,336	1,655	(19)%	2,222	2,360	2,423	(45)%
Home equity	5,473	7,730	(29)%	5,804	7,919	8,565	(36)%
Other consumer	2,046	1,895	8%	1,682	1,870	1,723	19%
Total consumer	14,216	17,007	(16)%	11,080	14,719	15,099	(6)%
Total accruing loans 30-89 days past due	$17,067	$22,563	(24)%	$15,988	$23,459	$22,004	(22)%

Potential Problem Loans	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Commercial and industrial	$351,290	$379,818	(8)%	$328,464	$233,130	$192,174	83%
Commercial real estate—owner occupied	47,387	45,671	4%	41,107	35,706	41,466	14%
Commercial and business lending	398,677	425,489	(6)%	369,571	268,836	233,640	71%
Commercial real estate—investor	36,765	25,081	47%	25,385	25,944	23,633	56%
Real estate construction	1,929	2,117	(9)%	2,422	3,919	2,354	(18)%
Commercial real estate lending	38,694	27,198	42%	27,807	29,863	25,987	49%
Total commercial	437,371	452,687	(3)%	397,378	298,699	259,627	68%
Residential mortgage	3,226	3,953	(18)%	3,488	2,796	3,966	(19)%
Home equity revolving lines of credit	46	62	(26)%	48	48	141	(67)%
Home equity loans junior liens	32	32	—%	161	174	86	(63)%
Home equity	78	94	(17)%	209	222	227	(66)%
Total consumer	3,304	4,047	(18)%	3,697	3,018	4,193	(21)%
Total potential problem loans	$440,675	$456,734	(4)%	$401,075	$301,717	$263,820	67%

Associated Banc-Corp Net Interest Income Analysis—Fully Tax-Equivalent Basis — Sequential and Comparable Quarter
	Quarter ended,
	September 30, 2016			June 30, 2016			September 30, 2015
(in thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Assets
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$7,577,470	$61,147	3.21%	$7,474,633	$59,052	3.18%	$7,089,664	$55,944	3.13%
Commercial real estate lending	4,855,827	41,600	3.41%	4,654,111	40,169	3.47%	4,260,329	36,694	3.42%
Total commercial	12,433,297	102,747	3.29%	12,128,744	99,221	3.29%	11,349,993	92,638	3.24%
Residential mortgage	6,255,264	49,254	3.15%	6,129,924	48,382	3.16%	5,658,253	47,004	3.32%
Retail	1,364,215	16,283	4.77%	1,383,317	16,414	4.75%	1,444,503	16,913	4.67%
Total loans	20,052,776	168,284	3.35%	19,641,985	164,017	3.35%	18,452,749	156,555	3.38%
Investment securities:
Taxable	4,859,750	22,948	1.89%	4,967,437	24,270	1.95%	4,968,609	24,937	2.01%
Tax-exempt(1)	1,119,873	12,456	4.45%	1,064,252	12,077	4.54%	997,489	12,112	4.86%
Other short-term investments	401,764	1,064	1.06%	294,375	1,318	1.80%	415,496	1,489	1.43%
Investments and other	6,381,387	36,468	2.29%	6,326,064	37,665	2.38%	6,381,594	38,538	2.42%
Total earning assets	26,434,163	$204,752	3.09%	25,968,049	$201,682	3.12%	24,834,343	$195,093	3.13%
Other assets, net	2,534,209			2,674,427			2,442,078
Total assets	$28,968,372			$28,642,476			$27,276,421
Liabilities and stockholders' equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$1,448,223	$198	0.05%	$1,445,020	$228	0.06%	$1,357,677	$254	0.07%
Interest-bearing demand	4,151,708	2,937	0.28%	3,640,733	2,144	0.24%	3,199,391	962	0.12%
Money market	9,088,943	6,956	0.30%	8,692,782	6,309	0.29%	9,538,030	4,350	0.18%
Time deposits	1,553,349	3,027	0.78%	1,540,424	2,997	0.78%	1,624,661	2,955	0.72%
Total interest-bearing deposits	16,242,223	13,118	0.32%	15,318,959	11,678	0.31%	15,719,759	8,521	0.22%
Federal funds purchased and securities sold under agreements to repurchase	655,825	326	0.20%	674,360	378	0.23%	649,891	248	0.15%
Other short-term funding	324,623	296	0.36%	1,209,511	845	0.28%	154,811	83	0.21%
Total short-term funding	980,448	622	0.25%	1,883,871	1,223	0.26%	804,702	331	0.16%
Long-term funding	3,256,099	7,229	0.89%	3,052,581	6,923	0.91%	3,021,119	10,645	1.41%
Total short and long-term funding	4,236,547	7,851	0.74%	4,936,452	8,146	0.66%	3,825,821	10,976	1.15%
Total interest-bearing liabilities	20,478,770	$20,969	0.41%	20,255,411	$19,824	0.39%	19,545,580	$19,497	0.40%
Noninterest-bearing demand deposits	5,161,802			4,969,994			4,573,840
Other liabilities	281,442			228,027			237,725
Stockholders’ equity	3,046,358			3,189,044			2,919,276
Total liabilities and stockholders’ equity	$28,968,372			$28,642,476			$27,276,421
Interest rate spread			2.68%			2.73%			2.73%
Net free funds			0.09%			0.08%			0.09%
Fully tax-equivalent net interest income and net interest margin		$183,783	2.77%		$181,858	2.81%		$175,596	2.82%
Fully tax-equivalent adjustment		5,249			5,141			5,087
Net interest income		$178,534			$176,717			$170,509

(1)
The yield on tax-exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Associated Banc-Corp Net Interest Income Analysis—Fully Tax-Equivalent Basis — Year Over Year
	Nine months ended September 30,
	2016			2015
(in thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Assets
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$7,391,735	$177,457	3.21%	$7,083,736	$168,188	3.17%
Commercial real estate lending	4,660,538	120,758	3.46%	4,171,250	108,785	3.49%
Total commercial	12,052,273	298,215	3.30%	11,254,986	276,973	3.29%
Residential mortgage	6,102,383	145,384	3.18%	5,435,277	134,923	3.31%
Retail	1,386,416	49,337	4.75%	1,464,129	50,851	4.64%
Total loans	19,541,072	492,936	3.37%	18,154,392	462,747	3.40%
Investment securities:
Taxable	4,953,410	72,734	1.96%	4,845,424	73,897	2.03%
Tax-exempt (1)	1,076,603	36,513	4.52%	963,458	35,754	4.95%
Other short-term investments	322,424	3,449	1.43%	455,485	4,952	1.45%
Investments and other	6,352,437	112,696	2.37%	6,264,367	114,603	2.44%
Total earning assets	25,893,509	$605,632	3.12%	24,418,759	$577,350	3.16%
Other assets, net	2,478,574			2,452,790
Total assets	$28,372,083			$26,871,549
Liabilities and stockholders' equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$1,420,398	$662	0.06%	$1,329,548	$751	0.08%
Interest-bearing demand	3,672,705	7,113	0.26%	3,218,089	3,049	0.13%
Money market	9,071,388	19,709	0.29%	9,100,867	12,223	0.18%
Time deposits	1,550,693	9,078	0.78%	1,616,474	8,258	0.68%
Total interest-bearing deposits	15,715,184	36,562	0.31%	15,264,978	24,281	0.21%
Federal funds purchased and securities sold under agreements to repurchase	629,976	1,000	0.21%	632,714	714	0.15%
Other short-term funding	769,049	1,656	0.29%	170,300	279	0.22%
Total short-term funding	1,399,025	2,656	0.25%	803,014	993	0.17%
Long-term funding	2,964,807	23,657	1.06%	3,273,898	32,159	1.31%
Total short and long-term funding	4,363,832	26,313	0.80%	4,076,912	33,152	1.08%
Total interest-bearing liabilities	20,079,016	$62,875	0.42%	19,341,890	$57,433	0.40%
Noninterest-bearing demand deposits	5,043,231			4,397,894
Other liabilities	247,624			251,937
Stockholders’ equity	3,002,212			2,879,828
Total liabilities and stockholders’ equity	$28,372,083			$26,871,549
Interest rate spread			2.70%			2.76%
Net free funds			0.10%			0.08%
Fully tax-equivalent net interest income and net interest margin		$542,757	2.80%		$519,917	2.84%
Fully tax-equivalent adjustment		15,519			15,107
Net interest income		$527,238			$504,810

(1)
The yield on tax exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Associated Banc-Corp Loan and Deposit Composition (in thousands)
Period End Loan Composition	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Commercial and industrial	$6,721,557	$6,701,986	—%	$6,511,648	$6,190,683	$6,128,080	10%
Commercial real estate—owner occupied	892,678	921,736	(3)%	917,285	918,212	966,689	(8)%
Commercial and business lending	7,614,235	7,623,722	—%	7,428,933	7,108,895	7,094,769	7%
Commercial real estate—investor	3,530,370	3,495,791	1%	3,276,733	3,234,266	3,183,352	11%
Real estate construction	1,314,431	1,285,573	2%	1,184,398	1,162,145	1,124,280	17%
Commercial real estate lending	4,844,801	4,781,364	1%	4,461,131	4,396,411	4,307,632	12%
Total commercial	12,459,036	12,405,086	—%	11,890,064	11,505,306	11,402,401	9%
Residential mortgage	6,034,166	6,035,720	—%	5,944,457	5,783,267	5,682,178	6%
Home equity revolving lines of credit	851,382	861,311	(1)%	867,860	883,759	883,573	(4)%
Home equity loans junior liens	100,212	107,460	(7)%	115,134	122,043	130,892	(23)%
Home equity	951,594	968,771	(2)%	982,994	1,005,802	1,014,465	(6)%
Other consumer	399,209	405,709	(2)%	409,725	419,968	425,729	(6)%
Total consumer	7,384,969	7,410,200	—%	7,337,176	7,209,037	7,122,372	4%
Total loans	$19,844,005	$19,815,286	—%	$19,227,240	$18,714,343	$18,524,773	7%

Period End Deposit and Customer Funding Composition	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Noninterest-bearing demand	$5,337,677	$5,039,336	6%	$5,272,685	$5,562,466	$4,657,261	15%
Savings	1,441,187	1,451,801	(1)%	1,426,951	1,334,420	1,346,407	7%
Interest-bearing demand	4,548,390	3,789,138	20%	3,698,941	3,445,000	3,416,429	33%
Money market	8,894,357	8,448,543	5%	8,718,841	9,102,977	9,516,503	(7)%
Brokered CDs	44,373	46,268	(4)%	41,440	42,443	42,689	4%
Other time	1,481,728	1,517,764	(2)%	1,526,602	1,520,359	1,579,106	(6)%
Total deposits	21,747,712	20,292,850	7%	20,685,460	21,007,665	20,558,395	6%
Customer funding	477,607	464,880	3%	508,262	383,568	524,630	(9)%
Total deposits and customer funding	$22,225,319	$20,757,730	7%	$21,193,722	$21,391,233	$21,083,025	5%
Network transaction deposits included above in interest-bearing demand & money market	$3,730,513	$3,141,214	19%	$3,399,054	$3,174,911	$3,207,867	16%
Brokered CDs	44,373	46,268	(4)%	41,440	42,443	42,689	4%
Total network and brokered funding	3,774,886	3,187,482	18%	3,440,494	3,217,354	3,250,556	16%
Net customer deposits and funding(1)	$18,450,433	$17,570,248	5%	$17,753,228	$18,173,879	$17,832,469	3%

Quarter Average Loan Composition	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Commercial and industrial	$6,674,688	$6,559,613	2%	$6,207,458	$5,947,939	$6,119,552	9%
Commercial real estate—owner occupied	902,782	915,020	(1)%	913,603	944,223	970,112	(7)%
Commercial and business lending	7,577,470	7,474,633	1%	7,121,061	6,892,162	7,089,664	7%
Commercial real estate—investor	3,532,861	3,448,741	2%	3,298,522	3,266,008	3,134,454	13%
Real estate construction	1,322,966	1,205,370	10%	1,171,009	1,107,452	1,125,875	18%
Commercial real estate lending	4,855,827	4,654,111	4%	4,469,531	4,373,460	4,260,329	14%
Total commercial	12,433,297	12,128,744	3%	11,590,592	11,265,622	11,349,993	10%
Residential mortgage	6,255,264	6,129,924	2%	5,920,280	5,845,557	5,658,253	11%
Home equity revolving lines of credit	857,244	863,941	(1)%	876,820	882,599	880,660	(3)%
Home equity loans junior liens	103,790	111,372	(7)%	118,610	126,658	136,254	(24)%
Home equity	961,034	975,313	(1)%	995,430	1,009,257	1,016,914	(5)%
Other consumer	403,181	408,004	(1)%	416,528	422,252	427,589	(6)%
Total consumer	7,619,479	7,513,241	1%	7,332,238	7,277,066	7,102,756	7%
Total loans	$20,052,776	$19,641,985	2%	$18,922,830	$18,542,688	$18,452,749	9%

Quarter Average Deposit Composition	Sep 30, 2016	Jun 30, 2016	Seql Qtr % Change	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Comp Qtr % Change
Noninterest-bearing demand	$5,161,802	$4,969,994	4%	$4,996,596	$4,967,719	$4,573,840	13%
Savings	1,448,223	1,445,020	—%	1,367,646	1,358,141	1,357,677	7%
Interest-bearing demand	4,151,708	3,640,733	14%	3,220,409	3,150,628	3,199,391	30%
Money market	9,088,943	8,692,782	5%	9,432,245	9,534,551	9,538,030	(5)%
Time deposits	1,553,349	1,540,424	1%	1,558,278	1,604,864	1,624,661	(4)%
Total deposits	$21,404,025	$20,288,953	5%	$20,575,174	$20,615,903	$20,293,599	5%

(1)	Total deposits and customer funding excluding total network and brokered funding.

Associated Banc-Corp Non-GAAP Financial Measures Reconciliation
($ in millions)	YTD Sep 2016	YTD Sep 2015	3Q16	2Q16	1Q16	4Q15	3Q15
Tangible Common Equity Reconciliation (1)
Common equity			$2,937	$2,910	$2,862	$2,816	$2,832
Goodwill and other intangible assets, net			(988)	(988)	(989)	(985)	(986)
Tangible common equity			$1,949	$1,922	$1,873	$1,831	$1,846
Tangible Assets Reconciliation (1)
Total assets			$29,153	$29,039	$28,179	$27,712	$27,464
Goodwill and other intangible assets, net			(988)	(988)	(989)	(985)	(986)
Tangible assets			$28,165	$28,051	$27,190	$26,727	$26,478
Average Tangible Common Equity and Average Common Equity Tier 1 Reconciliation (1)
Common equity	$2,876	$2,792	$2,911	$2,869	$2,849	$2,819	$2,798
Goodwill and other intangible assets, net	(989)	(981)	(988)	(989)	(989)	(985)	(986)
Tangible common equity	1,887	1,811	1,923	1,880	1,860	1,834	1,812
Less: Accumulated other comprehensive income / loss	1	(14)	(3)	1	3	4	(7)
Less: Deferred tax assets / deferred tax liabilities, net	33	24	33	32	33	34	32
Average common equity Tier 1	$1,921	$1,821	$1,953	$1,913	$1,896	$1,872	$1,837
Selected Trend Information (2)
Fee-based revenue (3)	$197	$194	$65	$67	$65	$63	$64
Total revenue (4)	$788	$751	$274	$259	$255	$254	$251
Selected Equity and Performance Ratios (1) (5)
Tangible common equity / tangible assets			6.92%	6.85%	6.89%	6.85%	6.97%
Return on average equity	6.47%	6.76%	7.03%	6.19%	5.76%	5.77%	6.72%
Return on average tangible common equity	9.83%	10.38%	10.68%	10.04%	8.72%	8.78%	10.35%
Return on average common equity Tier 1	9.66%	10.32%	10.52%	9.86%	8.55%	8.60%	10.20%
Efficiency Ratio Reconciliation (6)
Federal Reserve efficiency ratio	67.51%	69.78%	64.40%	69.34%	69.01%	70.49%	68.85%
Fully tax-equivalent adjustment	(1.32)%	(1.38)%	(1.21)%	(1.36)%	(1.37)%	(1.52)%	(1.38)%
Other intangible amortization	(0.20)%	(0.34)%	(0.19)%	(0.21)%	(0.20)%	(0.21)%	(0.36)%
Fully tax-equivalent efficiency ratio	65.99%	68.06%	63.00%	67.77%	67.44%	68.76%	67.11%

(1)
The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net, which is a non-GAAP financial measure. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

(2)	These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations.

(3)
Fee-based revenue, a non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions, as presented on Pages 2 and 3 of the Consolidated Statements of Income.

(4)	Total revenue, a non-GAAP financial measure, is the sum of net interest income and noninterest income, as presented on Pages 2 and 3 of the Consolidated Statements of Income.

(5)
The Federal Reserve establishes regulatory capital requirements, including well-capitalized standards for the Corporation. The regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions. These regulatory capital measurements are used by management, regulators, investors, and analysts to assess, monitor and compare the quality and composition of our capital with the capital of other financial services companies.

(6)
The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.